                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        CinemaStar Luxury Theaters, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1) Title of each class of securities to which transaction applies:_____________________________________________________________
       (2) Aggregate number of securities to which transaction applies:_____________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):___________
       (4) Proposed maximum aggregate value of transaction:_____________________
       (5) Total fee paid:______________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:______________________________________________
       (2) Form, Schedule or Registration Statement No.:________________________
       (3) Filing Party:________________________________________________________
       (4) Date Filed:__________________________________________________________

                        CINEMASTAR LUXURY THEATERS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 1998

TO THE SHAREHOLDERS OF CINEMASTAR LUXURY THEATERS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CinemaStar Luxury Theaters, Inc. (the "Company") will be held on Tuesday, November 17, 1998, at 9:00 A.M., local time, at the Four Seasons Hotel located at 98 San Jacinto Boulevard, Austin, Texas, for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are elected and qualified;

        2.      To approve the 1997 Stock Option Plan of the Company;

        3. To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary of the Company;

        4. To approve a one-for-seven reverse split of the Common Stock of the Company and thus to exchange outstanding shares for new share certificates on a one-for-seven basis;

        5. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending March 31, 1999; and

        6. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on October 15, 1998 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                 THOMAS G. REBAR
                                    SECRETARY

San Diego, California
October 23, 1998

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 17, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed Proxy is solicited on behalf of the Board of Directors of CinemaStar Luxury Theaters, Inc. (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Tuesday, November 17, 1998, at 9:00 A.M. local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Four Seasons Hotel, located at 98 San Jacinto Boulevard, Austin, Texas.

The Company's principal executive offices are located at 12230 El Camino Real, Suite 320, California 92130. The Company's telephone number at that location is
(619) 509-2777. The Company also has executive offices at 327 Congress Avenue, Suite 200, Austin, Texas 78701. The telephone number at that location is (512) 476-2995.

This Proxy contains information that was also included in the Company's Annual Report on Form 10-KSB and Form 10-KSB/A filed with the Securities and Exchange Commission on July 1, 1998 and July 13, 1998, respectively.

SOLICITATION

These proxy solicitation materials, furnished by the Company, were mailed on or about October 23, 1998 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock ("Common Stock"). The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

REVOCABILITY OF PROXIES

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company at 12230 El Camino Real, Suite 320, California 92130 (Attention: Mr. Norman Dowling, Inspector of Elections), a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTING

Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote.

Votes cast in person or by proxy at the Annual Meeting will be tabulated by Mr. Norman Dowling (the "Inspector of Elections"). The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors where cumulative voting is invoked and except in certain other specific circumstances, the affirmative vote of a majority of shares REPRESENTED AND VOTING at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares ENTITLED TO VOTE, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and ENTITLED TO VOTE for purposes of determining the presence of a quorum but as not VOTING for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for approval of the 1997 Stock Option Plan, for the change in the Company's state of incorporation from California to Delaware, for approval of a one-for-seven reverse split of the Common Stock of the Company, for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as VOTING with respect to that matter, although they will be considered for purposes of determining whether a quorum is present.

RECORD DATE AND SHARE OWNERSHIP

Only shareholders of record at the close of business on October 15, 1998 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof. As of the record date, 27,054,902 shares of the Company's Common Stock were issued and outstanding.

On September 23, 1997, the Company entered into a definitive agreement (the "CAP Agreement") with CinemaStar Acquisition Partners, L.L.C. ("CAP") and Reel Partners L.L.P. ("Reel") whereby Reel provided $3,000,000 of interim debt financing (the "Bridge Loan") and CAP was to provide $15,000,000 of equity financing (the "Equity Financing").

The Watley Group, LLC ("Watley") was engaged by the Company to facilitate the transactions contemplated in the CAP Agreement. In connection with this engagement, the Company paid to Watley on December 15, 1997 a cash fee in the amount of $962,250. Concurrently, Watley acquired from the Company for $212,250 warrants to purchase 1,768,446 shares of the Company's Common Stock at an exercise price of $0.848202 per share (the "Watley Warrants"). Prior to execution of the CAP Agreement, the Company issued 75,000 shares of Common Stock (the "Reel Shares") to affiliates of Reel for the purpose of reimbursing that entity for legal and other costs incurred in connection with the transaction and as an inducement for the continuation of negotiations with respect to the Bridge Loan.

The Bridge Loan provided the Company with the funds necessary to meet certain of its current obligations and to repay certain indebtedness. In connection with the Bridge Loan, the Company issued to Reel detachable warrants to purchase 4,500,000 shares of Common Stock at an exercise price of $0.848202. Pursuant to the terms of the CAP Agreement, 1,500,000 of such warrants were canceled upon the successful consummation of the Equity Financing. Therefore, warrants to purchase an aggregate of 3,000,000 shares of Common Stock at an exercise price of $.848202 (the "Reel Warrants") were issued to Reel in connection with the Bridge Loan. The Bridge Loan was paid in full with interest on December 15, 1997 from proceeds of the Equity Financing. Non-cash interest expense of $328,750 was recorded in fiscal 1998 with respect to the issuance of the Reel Warrants and certain warrants issued to Pacific Concessions, Inc.

Concurrent with the execution of the CAP Agreement, the Company issued to CAP a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $0.848202 (the "Signing Warrants"). On December 15, 1997, CAP consummated the Equity Financing, purchasing 17,684,464 shares of Common Stock at a purchase price of $0.848202 per share, and pursuant to the CAP Agreement the Company issued to CAP warrants to purchase an additional 1,630,624 shares of Common Stock at an exercise price of $0.848202 per share (together with the Signing Warrants, the "CAP Warrants"). CAP obtained the necessary funds to make the investment from each of its member's capital contributions. Each of CAP's members obtained the funds necessary to make the capital contributions to CAP through contributions to each such member of investment capital from such member or such member's partners, as applicable.

Pursuant to the terms of the CAP Agreement, the Company issued 1,351,256 additional shares of Common Stock (the "Adjustment Shares") to CAP on September 29, 1998. The number of Adjustment Shares issued was based upon (i) the recognition of any liabilities not disclosed as of August 31, 1997, (ii) certain expenses incurred and paid by the Company in connection with the contemplated transactions, (iii) any negative cash flow incurred by the Company during the period commencing August 31, 1997 and ending December 15, 1997, and (iv) operating losses experienced by, or costs of closing, the Company's Plaza Americana 10 facility in Tijuana (now in full operation) and San Bernardino Facility (still in development). The measurement of the operating losses and/or closing costs for the two facilities is cumulative, calculated in the aggregate and will take place on the earlier to occur of the closing of each such facility or December 15, 2000. To the extent there are (a) operating losses at the Company's Tijuana and San Bernardino facilities, calculated in the aggregate, for the three-year period ended December 15, 2000, and (b) expenditures in connection with the discovery of liabilities, or defense and/or settlement of claims, in either case relating to periods prior to August 31, 1997, the Company will be obligated to issue additional Adjustment Shares.

As of September 30, 1998, CAP has beneficial ownership of 72.99% of the outstanding shares of Common Stock of the Company.


DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than July 15, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

The Company's bylaws currently provide for between four and seven directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the six nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his or her successor has been elected and qualified.

The names of the nominees and the executive officers and certain other information about them as of September 30, 1998 are set forth below:


NAME OF NOMINEE          AGE                     PRINCIPAL OCCUPATION
---------------          ---                     --------------------
Jack R.  Crosby          72    Director, Chairman of the Board of Directors and Chief
                               Executive Officer
Frank J.  Moreno         58    Director, President and Chief Operating Officer
Jack S.  Gray, Jr.       41    Director, Vice Chairman of the Board of Directors
Thomas G.  Rebar         35    Director and Member of the Compensation and Audit
                               Committees; Secretary
Wayne B.  Weisman        42    Director and Member of the Compensation and Audit
                               Committees
Winston J. Churchill     57    Director and Member of the Compensation Committee
Norman Dowling           36    Chief Financial Officer, Vice President and Assistant
                               Secretary
Neil R. Austrian, Jr.    33    Executive Vice President

JACK R. CROSBY has been Chairman of the Board of Directors of the Company since December 1997 and Chief Executive Officer of the Company since February 1998. Mr. Crosby was Chairman of Board of Directors of Tescorp, Inc., a publicly traded company which owns and operates cable television systems in Argentina ("Tescorp"), since its inception in 1980, and was Chief Executive Officer from 1991 until it was sold in February 1998. Mr. Crosby is the General Partner of Rust Group, L.P., a Texas limited partnership holding certain of Mr. Crosby's business assets, and he is the President of Rust Investment Corp., the general partner of Rust Capital, Ltd. ("Rust Capital"), an investment limited partnership with its headquarters in Austin, Texas. Mr. Crosby presently serves as a director of Prime Venture I, a cable television enterprise. Mr. Crosby also serves as a director of two other publicly traded companies: National Dentex Corporation, a manufacturer of dental appliances, and DSI Toys, Inc., a toy manufacturer and distributor. From 1982 through early 1985, he served as a director of Orion Pictures. As a principal of Rust Group, L.P., Mr. Crosby participated in the purchase of selected motion picture theaters from Wometco Theaters, Inc. in 1990 before selling them in 1994.

FRANK J. MORENO has been a Director of the Company since April 1998 and President and Chief Operating Officer of the Company since February 1998, and served as a consultant to the Company from December 1997 through February 1998. Prior to joining the Company, Mr. Moreno was the President and Chief Executive Officer of Theater Acquisitions L.P., a privately-owned company formed by Mr. Crosby and Mr. Moreno in 1990 to purchase selected movie theaters in Florida and Puerto Rico from Wometco Enterprises Inc. Under Mr. Moreno's leadership, Theater Acquisitions L.P. expanded the circuit and significantly increased its operating performance before being sold in 1994. Mr. Moreno has significant experience in the movie exhibition industry.

JACK S. GRAY, JR. has been a Director and Vice Chairman of the Board of Directors of the Company since April 1998. Prior to that, he served as President and Chief Operating Officer of Tescorp from March 1991 until February 1998. Mr. Gray has acted as partner, officer and/or director of Rust Group, L.P. and/or its affiliates since 1983.

THOMAS G. REBAR has been a Director and Member of the Compensation and Audit Committees of the Company since December 1997 and Secretary of the Company since April 1998. Mr. Rebar is a Partner and Managing Director of SCP Private Equity Management, L.P., the general partner of SCP Private Equity Partners, L.P., a private equity investment fund ("SCP"), which position he has held since June 1996. Since March 1998, he has been a director and member of the audit and compensation committees of Index Stock Photography, Inc., a privately-held company. From 1989 until joining SCP in 1996, Mr. Rebar served as Senior Vice President of Charterhouse, Inc., an investment banking firm. Prior to joining Charterhouse, Inc., Mr.
Rebar was a member of the corporate finance department at Bankers Trust Company.

WAYNE B. WEISMAN has been a Director and Member of the Compensation and Audit Committees of the Company since December 1997. Mr. Weisman has been a Partner of SCP Private Equity Management, L.P., the general partner of SCP, since the inception of SCP in 1996. Since 1991, Mr. Weisman has served as Vice President of CIP Capital Management, Inc., the general partner of CIP Capital, L.P., a small business investment company, or in a similar capacity in the predecessors to such entities. From 1992 to 1994, he served as a director and Executive Vice President of Affinity Biotech. Inc., and Vice President and General Counsel of its successor, IBAH, Inc. From 1987 to 1990, Mr. Weisman ran an independent investment management and advisory firm. He formerly practiced law with the Philadelphia firm of Saul, Ewing, Remick & Saul. Mr. Weisman is currently a director of ICON CMT Corp., an internet solutions provider.

WINSTON J. CHURCHILL has been a Director and Member of the Compensation Committee of the Company since December 1997. Mr. Churchill has been the Managing General Partner of SCP Private Equity Management, L.P., the general partner of SCP, since SCP's inception in 1996. Mr. Churchill founded Churchill Investment Partners, Inc. in 1989 and CIP Capital, Inc. in 1990, each of which is an investment and venture capital fund, and continues to be a principal of each. From 1989 to 1993 he served as Chairman of the Finance Committee of the $24 billion Pennsylvania Public

School Employees' Retirement System. From 1984 to 1989, Mr. Churchill was a general partner of Bradford Associates, a private investment firm in Princeton, New Jersey. Prior to that time, he practiced law at the Philadelphia firm of Saul, Ewing, Remick & Saul for 16 years and was a member of its executive committee. Mr. Churchill is Chairman of the Board of Directors of Central Sprinkler Corporation, a manufacturer and distributor of automatic fire sprinkler systems and components, and Freedom Securities Corp., a brokerage and investment banking firm.

Directors are elected by the shareholders at each annual meeting to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The Board of Directors elects the Company's officers and such officers serve at the discretion of the Board of Directors of the Company. There are no family relationships among the officers or directors of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors held a total of eleven meetings during the fiscal year ended March 31, 1998. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

The Audit Committee of the Board of Directors currently consists of directors Rebar and Weisman. The Audit Committee did not meet during the fiscal year ended March 31, 1998, but has met once since then. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

The Compensation Committee of the Board of Directors currently consists of directors Churchill, Rebar and Weisman. The Compensation Committee did not meet during the fiscal year ended March 31, 1998, but has met once since then. The Compensation Committee establishes the compensation for the Company's executive officers, including the Company's Chief Executive Officer.

No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors that he was eligible to attend.

COMPENSATION OF DIRECTORS

Directors are reimbursed for out-of-pocket travel expenses associated with their attendance at Board meetings. Employee Directors received no cash compensation for their services on the Board of Directors. Nonemployee Directors received $1,000 each for each meeting or committee meeting attended.

In the fiscal years ended March 31, 1998 and 1997, Russell Seheult, a former director who resigned in December 1997, received $52,000 and $43,200 in consulting fees. In August 1994, the Company entered into a five year consulting agreement with Mr. Seheult which was extended in December 1996 for five years. Mr. Seheult was granted options to purchase 176,250 shares of common stock under the Company's Stock Option Plan at a price of $2.55 per share in July 1994. On December 16, 1997, Mr. Seheult resigned as a director and ceased providing consulting services. As a result, all of Mr. Seheult's options have expired and the Company has stopped making payments under the consulting agreement. Mr. Seheult remains as a guarantor on certain of the Company's long-term theater leases.

EXECUTIVE OFFICERS

NORMAN DOWLING has served as Vice President of the Company since December 1997 and as Chief Financial Officer and Assistant Secretary of the Company since November 1997. Prior to that, Mr. Dowling served as Director of Finance of Advanced Marketing Services, Inc., a publicly traded distributor of books and media products, from October 1993 until November 1997, and as Controller and then Director of Development and Acquisitions of Medical Imaging Centers of America, Inc. from May 1990 until October 1993. Mr. Dowling's professional experience also includes six years with the public accounting firm, Ernst & Young.

NEIL R. AUSTRIAN, JR. has served as Executive Vice President of the Company since April 1998. He has been a partner of the Rust Group, L.P. since March 1998. Prior to that, he served as Chief Financial Officer and Senior Vice President of Tescorp from August 1997 until February 1998, and as Vice President of Tescorp from October 1994 until August 1997. Mr. Austrian was also an associate of Rust Capital, Ltd. From October 1988 until October 1994. Mr. Austrian is currently a director and member of the compensation committee of Software Publishing Corporation Holdings, Inc.

REQUIRED VOTE

The six nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
                APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN

At the Annual Meeting, shareholders are being asked to approve the Company's new Stock Option Plan (the "1997 Stock Option Plan").

GENERAL

In December 1997, pursuant to approval of the Board of Directors the Company adopted the CinemaStar Luxury Theaters, Inc. Stock Option Plan (the "1997 Stock Option Plan") under which a maximum of 2,885,960 shares of Common Stock of the Company may be issued pursuant to incentive and non-qualified stock option grants to officers, key employees or consultants of the Company. This form of compensation is intended to help retain executives of the Company, as well as motivate them and other key employees and consultants of the Company to improve the Company's long-term stock market performance. As of June 24, 1998, there were 1,431,500 options issued and outstanding under the 1997 Stock Option Plan.

The 1997 Stock Option Plan is administered by a committee comprised of three (3) members of the Board of Directors (or such other number as determined by the Board of Directors) and shall be comprised of such number of "disinterested persons" as is necessary to meet the requirements of Rule 16b-3 of the Exchange Act and such number of "outside directors" as is necessary to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. This committee has authority to determine employees to whom options will be granted, the timing and manner of grants of options, the exercise price, the number of shares covered by and all of the terms of options, and all other determinations necessary or advisable for administration of the 1997 Stock Option Plan. The 1997 Stock Option Plan is subject to shareholder approval only to the extent of qualifying options issued thereunder as incentive stock options.

The exercise price for the shares subject to any incentive stock option granted under the 1997 Stock Option Plan shall not be less than 100% of the fair market value of the shares of Common Stock of the Company on the date the option is granted. No option shall be exercisable after the earliest of the following: the expiration of 10 years after the date the option is granted; three months after the date the optionee's employment with the Company terminates, if termination is by the Company for any reason without cause; immediately upon the voluntary termination by the optionee of the optionee's employment with the Company or the termination of the optionee's employment with the Company by the Company for cause; or one year after the date the optionee's employment terminates, if termination is a result of death or permanent disability. The vesting schedule for options issued under the 1997 Option Plan is determined by the committee. Options granted to date under the 1997 Stock Option Plan vest equally over a three-year period, with full acceleration on a change in control.

In July 1994, the Company adopted the CinemaStar Luxury Theaters, Inc. Stock Option Plan (the "1994 Stock Option Plan") under which a maximum of 587,500 shares of Common Stock of the Company could be issued pursuant to incentive and non-qualified stock options granted to officers, key employees or consultants of the Company. Most of the options granted under this 1994 Stock Option Plan have expired or been terminated. Pursuant to a Board of Directors consent, the 1500 outstanding options under the 1994 Stock Option Plan have been cancelled and reissued for options granted under the 1997 Stock Option Plan.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote is required to approve the 1997 Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 1997 STOCK OPTION PLAN.


                                 PROPOSAL NO. 3
                           REINCORPORATION IN DELAWARE

INTRODUCTION

For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation").
SHAREHOLDERS ARE URGED TO READ CAREFULLY THE FOLLOWING SECTIONS OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout the Proxy Statement, the term "CinemaStar California" refers to the existing California corporation and the term "CinemaStar Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of CinemaStar California, which is the proposed successor to CinemaStar California.

The Reincorporation Proposal will be effected by merging CinemaStar California into CinemaStar Delaware. Upon completion of the merger, CinemaStar California will cease to exist and CinemaStar Delaware will continue to operate the business of the Company under the name CinemaStar Luxury Theaters, Inc.

Pursuant to the Agreement and Plan of Merger, a copy of which is attached hereto as Appendix A (the "Merger Agreement") and upon the concurrent approval of Proposal No. 4, the reverse stock split, each outstanding share of CinemaStar California Common Stock will automatically be converted into one-seventh of a new share of CinemaStar Delaware Common Stock, $0.01 par value, upon the effective date of the merger. See Proposal 4 below for a more elaborate discussion of the effects of the reverse stock split on the equity holders of the Company. The Common Stock of CinemaStar California is listed for trading on The NASDAQ SmallCap Market, and after the merger CinemaStar Delaware's Common Stock will continue to be traded on The NASDAQ SmallCap Market without interruption, under the same symbol ("LUXY") employed by the Company prior to the merger.

Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of CinemaStar California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed

Reincorporation has been unanimously approved by CinemaStar California's Board of Directors. If approved by the shareholders, it is anticipated that the merger will become effective as soon as practicable (the "Effective Date") following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances exist which make it inadvisable to proceed under the original terms of the Merger Agreement.

Shareholders of CinemaStar California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights."

The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of CinemaStar Delaware (the "Certificate of Incorporation") and the Bylaws of CinemaStar Delaware (the "Bylaws"), copies of which are attached hereto as Appendix A, B and C, respectively.

APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF CINEMASTAR DELAWARE AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see "The Charters and Bylaws of CinemaStar California and CinemaStar Delaware." For a discussion of these and other differences between the laws of California and Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware."

POSSIBLE DISADVANTAGES

Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of CinemaStar California and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware." In addition, the Reincorporation Proposal includes certain permitted changes to the Articles of Incorporation or Bylaws of the Company which alter the relative rights of shareholders and management and which reduce shareholder participation in important corporate decisions. See "The Charters and Bylaws of CinemaStar California and CinemaStar Delaware."

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

The Reincorporation Proposal will effect only a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The six directors who are elected at the Annual Meeting of Shareholders will become the directors of CinemaStar Delaware. All employee benefit, stock option and purchase plans of CinemaStar California (including the 1997 Stock Option Plan) will be continued by CinemaStar Delaware, but according to the Merger Agreement and the approval of Proposal No. 4, each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase one-seventh of the new shares of CinemaStar Delaware Common Stock, subject to the terms set forth in the Merger Agreement. Shareholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by CinemaStar Delaware. Other employee benefit arrangements of CinemaStar California will also be continued by CinemaStar Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of Common Stock of CinemaStar Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("LUXY") as the shares of Common Stock of CinemaStar California are traded under prior to the merger.

THE CHARTERS AND BYLAWS OF CINEMASTAR CALIFORNIA AND CINEMASTAR DELAWARE

The provisions of the CinemaStar Delaware Certificate of Incorporation and Bylaws are similar to those of the CinemaStar California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the CinemaStar Delaware Certificate of Incorporation and Bylaws which alter the rights of shareholders and the powers of management and which may affect shareholder participation in important corporate decisions. These provisions have antitakeover implications and are described in detail below.



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Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the CinemaStar Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval and certain such changes could be implemented by amendment of the Bylaws of CinemaStar Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." This discussion of the Certificate of Incorporation and Bylaws of CinemaStar Delaware is qualified by reference to Appendix B and C hereto, respectively.

ELIMINATION OF CUMULATIVE VOTING

Unlike the Bylaws of CinemaStar California, the Certificate of Incorporation and Bylaws of CinemaStar Delaware do not provide for cumulative voting. Cumulative voting entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. (For a further description of the mechanics of cumulative voting, see the section entitled "Voting" on page 1 of this Proxy Statement.) Without cumulative voting, a shareholder or group of shareholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the Board. For example, in each election of directors, under cumulative voting rules where six directors are to be elected, a shareholder or group holding greater than sixteen and two-thirds percent (16-2/3%) of the voting shares is guaranteed the ability to elect one director. If the Reincorporation Proposal is adopted, in all future elections of the Board of Directors, commencing with the Annual Meeting to be held in 1999, the holders of a majority of the shares actually voted (assuming that a quorum is present) will be guaranteed the right to elect all of the directors being elected at that time.

REASONS FOR ELIMINATION OF CUMULATIVE VOTING. The Board of Directors believes that each director elected to the Board should represent the interests of all shareholders. The elimination of cumulative voting should help ensure that each director acts in the best interests of all shareholders, because shareholders holding a majority of the voting shares will have the power to elect every director to be elected at any annual meeting. The election of the Board by holders of a majority of the voting stock is not a departure from the manner in which the Company's directors have been elected in the past. Even though the Company has always permitted cumulative voting, such voting has never been used in the election of a director to the Company's Board.

POSSIBLE DISADVANTAGES OF ELIMINATION OF CUMULATIVE VOTING. The elimination of cumulative voting will make it more difficult for a minority shareholder or group of shareholders to elect a representative to the Board of Directors. In addition, it should be noted that the elimination of cumulative voting may also have certain antitakeover effects. It may under certain circumstances discourage or render more difficult a merger, tender offer or proxy contest; discourage the acquisition of large blocks of the Company's shares by persons who would not make such acquisition without assurance of the ability to place a representative on the Board of Directors; deter or delay the assumption of control by a holder of a large block of the Company's shares; or render more difficult the replacement of incumbent directors and management.

NOMINATIONS OF DIRECTOR CANDIDATES AND INTRODUCTION OF BUSINESS AT SHAREHOLDER MEETINGS

The Bylaws of CinemaStar Delaware establish an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting of shareholders (the "Business Procedure"). The Nomination Procedure provides that only persons nominated by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company prior to the meeting, will be eligible for election as directors. The Business Procedure provides that at an annual meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of the Board of Directors or by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder's intention to bring such business before the meeting.

Under the Nomination Procedure, a shareholder's notice to the Company must contain certain information about the nominee, including such information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the shareholder proposing to nominate that person, including name, address, and the class and number of shares of the Company which are beneficially owned by such shareholder. Under the Business Procedure, notice relating to the conduct of business at an annual meeting other than the nomination of directors must contain certain information about the business and about the shareholder who proposes to bring the business before the meeting. If the presiding officer at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any shareholder of any nomination or business properly made or brought before the annual meeting in accordance with the above-described procedures.

By requiring advance notice of nominations by shareholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the shareholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform shareholders of any business proposed to be conducted at a meeting and the Board's position on any such proposal, enabling shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. In addition, the Business Procedure provides for a more orderly procedure for conducting the annual meeting of shareholders. Although the CinemaStar Delaware Bylaws do not give the Board any power to approve or disapprove shareholder nominations for the election of directors or any other business desired by shareholders to be conducted at an annual meeting, the CinemaStar Delaware Bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular annual meeting if the proper procedures are not followed. In addition, the procedures may discourage or



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deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company, even if the conduct of such business or such attempt might be beneficial to the Company and its shareholders.

AUTHORIZED STOCK

The Amended and Restated Articles of Incorporation of CinemaStar California authorize 60,000,000 shares of capital stock, all of which are designated as shares of Common Stock. The Certificate of Incorporation of CinemaStar Delaware will provide for the same number of shares of Common Stock, each with a par value of $0.01.

MONETARY LIABILITY OF DIRECTORS

The Articles of Incorporation of CinemaStar California and the Certificate of Incorporation of CinemaStar Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of CinemaStar Delaware is potentially more expansive, in that it incorporates future amendments to Delaware law with respect to the elimination of such liability.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

CALIFORNIA. Following the Annual Meeting of Shareholders, if this Proposal is approved, the Company will submit the Merger Agreement to the office of the California Secretary of State for filing.

DELAWARE. Following the Annual Meeting of Shareholders, if this Proposal is approved, the Company will submit the Merger Agreement to the office of the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summarize all of such differences in this Proxy Statement, but some of the principal differences which could materially affect the rights of shareholders are discussed below.

SIZE OF THE BOARD OF DIRECTORS. The Bylaws of CinemaStar Delaware, like the Bylaws of CinemaStar California, provide for a Board of Directors of from four to seven members; however, the initial number is set at six rather than seven directors. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). Consistent with Delaware law, the Certificate of Incorporation and Bylaws of CinemaStar Delaware permit a change in the authorized range, as well as the exact number, of directors by a majority vote of the entire Board of Directors. If the Reincorporation Proposal is approved, the six directors of CinemaStar California who are elected at the Annual Meeting of Shareholders will continue as the six directors of CinemaStar Delaware after the Proposed Reincorporation is consummated.

CUMULATIVE VOTING. Under California law, if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Delaware law, cumulative voting in the election of directors is not mandatory. The Certificate of Incorporation and Bylaws of CinemaStar Delaware do not provide for cumulative voting and, therefore, the shareholders of CinemaStar Delaware will no longer have cumulative voting rights. The elimination of cumulative voting limits the ability of minority shareholders to obtain representation on the Board of Directors. See "Elimination of Cumulative Voting."

SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS. In the last several years, a number of states (but not California) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), certain "business combinations" with "interested shareholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or group who or which owns 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder; sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or receipt by the interested shareholder (except proportionately as a shareholder), directly



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or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 does not apply if:
(i) prior to the date on which such shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested shareholder;
(ii) the interested shareholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him or her an interested shareholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested shareholder.

Section 203 only applies to Delaware corporations which have a class of voting stock that is authorized for quotation on the NASDAQ Stock market, including any tier thereof, (as is CinemasStar California and as CinemaStar Delaware would be) or are held of record by more than 2,000 shareholders. However, a Delaware corporation may elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to the bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. CinemaStar Delaware will opt out of
Section 203; therefore, Section 203 will not apply to CinemaStar Delaware.

REMOVAL OF DIRECTORS. Under California Law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. Since CinemaStar Delaware will not have a classified board of directors or cumulative voting, a director may be so removed.

FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. CinemaStar California's Bylaws do not permit directors to fill vacancies created by removal of a director. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). The Bylaws of CinemaStar Delaware permit directors to fill vacancies and newly created directorships.

LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

INDEMNIFICATION AND LIMITATION OF LIABILITY. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

The Articles of Incorporation of CinemaStar California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

The Certificate of Incorporation of CinemaStar Delaware also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for
(a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve CinemaStar Delaware or its directors from the necessity of complying with federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the



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corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval.

Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise).

Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

California corporations may include in their articles of incorporation a provision which extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of Incorporation of CinemaStar California include such a provision.

In December 1997, following shareholder approval, CinemaStar California amended its Articles of Incorporation to permit indemnification beyond that expressly mandated by the California Corporations Code and to limit director monetary liability to the extent permitted by California law.

Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by CinemaStar California with its officers and directors may be assumed by CinemaStar Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law which expand the permissible scope of indemnification of directors and officers of Delaware corporations.

Currently, there are no actions pending against officers or directors of the Company in their capacities as such.

The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of CinemaStar California made prior to the Proposed Reincorporation.

INSPECTION OF SHAREHOLDERS LIST. Both California and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five or more of a corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of CinemaStar Delaware. Lack of access to shareholder records even though unrelated to the shareholder's interest as a shareholder, could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

DIVIDENDS AND REPURCHASES OF SHARES. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1.25 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1.25 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.



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To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and therefore, the Company does not anticipate paying cash dividends on its Common Stock in the foreseeable future.

SHAREHOLDER VOTING. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation which adversely affects a specific class of shares. Should the Company authorize and issue shares of a new class of capital stock, the holders thereof would vote with the holders of the Common Stock on proposals not adversely affecting the Common Stock. In such event the holders of Common Stock, if in the minority, would be unable to control the outcome of a vote, and, if in the majority, would be able to control the outcome of such a vote.

California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Delaware law does not parallel California law in this respect particularly with the opt out from
Section 203 of the Delaware General Corporation Law.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation which does not have shares held of record by at least 100 persons, or to a transaction which has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision, and the shareholders of CinemaStar Delaware might, therefore, be deprived of an opportunity to consider such other proposal.

INTERESTED DIRECTOR TRANSACTIONS. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and in the case of board approval the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of CinemaStar California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of CinemaStar Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company which could not be so approved under California law but could be so approved under Delaware law.

VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. CinemaStar California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of CinemaStar Delaware, consistent with CinemaStar California's Bylaws, provides that if a shareholder specifically demands election of directors by ballot (or if the Bylaws provide that elections shall be by ballot) then elections shall be held by ballot. Shareholders of CinemaStar Delaware may therefore continue to demand election by ballot, unless and until the Bylaws are amended. It may be more difficult for a shareholder to contest the outcome of a vote which has not been conducted by written ballot.

SHAREHOLDER DERIVATIVE SUITS. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may only bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPRAISAL RIGHTS. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or
(c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System (as are the shares of CinemaStar California) generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are unavailable, however, if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). California law does in general afford appraisal rights in sale of asset reorganizations.

Appraisal or dissenters' rights are, therefore, not available to shareholders of CinemaStar California with respect to the Proposed Reincorporation.

DISSOLUTION. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's shareholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. CinemaStar Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of CinemaStar Delaware which had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following is a discussion of certain federal income tax considerations that may be relevant to holders of CinemaStar California Common Stock who receive CinemaStar Delaware Common Stock in exchange for their CinemaStar California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular CinemaStar California Common Stock shareholders, (such as dealers in securities, holders of stock options or those CinemaStar shareholders who acquired their shares upon the exercise of compensatory stock options) or holders of warrants to purchase shares of the Company's Common Stock. Furthermore, no foreign, state or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER AND WARRANTHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

Subject to the limitations, qualifications, and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

        (a) No gain or loss should be recognized by holders of CinemaStar California Common Stock upon receipt solely of Common Stock of CinemaStar Delaware pursuant to the Proposed Reincorporation;

        (b) The aggregate tax basis of the Common Stock of CinemaStar Delaware received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Common Stock of CinemaStar California surrendered in exchange therefor; and

        (c) The holding period of the Common Stock of CinemaStar Delaware received by each shareholder of CinemaStar California should include the period for which such shareholder held the Common Stock of CinemaStar California surrendered in exchange therefor, provided that such CinemaStar California stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of CinemaStar California Common Stock exchanged in the Proposed Reincorporation equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the CinemaStar Delaware Common Stock, received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of CinemaStar Delaware

Common Stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held CinemaStar California Common Stock.

Even if the Proposed Reincorporation qualifies as a reorganization, a shareholder that exchanges CinemaStar California Common Stock for CinemaStar Delaware Common Stock in the Proposed Reincorporation would recognize gain to the extent the shareholder was treated as receiving (actually or constructively) consideration other than CinemaStar Delaware Common Stock in exchange for such shareholder's CinemaStar California Common Stock. In that event, the basis of the CinemaStar Delaware Common Stock received by such a shareholder would be reduced by an amount equal to the fair market value of any such consideration received in the Proposed Reincorporation and increased to the extent of any gain recognized in connection therewith. Further, a recipient of CinemaStar Delaware Common Stock would recognize gain to the extent such shares were received in exchange for services or property other than CinemaStar California Common Stock. All or a portion of such gain may be taxable as ordinary income.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to Vote is required to approve the Reincorporation Proposal, which approval will also constitute approval of the Merger Agreement, the Certificate of Incorporation and the Bylaws of CinemaStar Delaware.

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE
REINCORPORATION PROPOSAL.

                                 PROPOSAL NO. 4
                               REVERSE STOCK SPLIT

In September 1998, the Board of Directors of the Company adopted resolutions approving and authorizing the submission to stockholders for their approval, a proposal to effect a one-for-seven reverse stock split (the "Reverse Split") of the presently issued and outstanding shares of the Common Stock. The Reverse Split will be effected in connection with the Proposed Reincorporation and will be specifically set forth in the Merger Agreement. The text of the Merger Agreement is subject to change as may be required by the Delaware Secretary of State.

The Reverse Split would be effected by providing in the Merger Agreement that, upon the effective date of the Proposed Reincorporation, each issued and outstanding share of the Common Stock will be automatically converted into one-seventh of a new share of Common Stock, par value $.01 per share. The rights and privileges of the holders of the Common Stock will be substantially unaffected by the Reverse Split and each stockholder's percentage ownership interest in the Company, proportional voting power and other rights will remain unchanged, except to the extent stockholders receive cash in lieu of fractional shares as described below.

The Company presently is authorized under the Certificate of Incorporation to issue 60,000,000 shares of the Common Stock. As of the Record Date, 27,054,902 shares of the Common Stock were issued and outstanding. The Reverse Split will reduce the number of issued and outstanding shares of the Common Stock to approximately 3,864,986, however the number of authorized shares will remain at 60,000,000. The Reverse Split will not affect the Company's retained deficit, and stockholders equity will remain substantially unchanged.

SHARE PRICE ISSUES

The Reverse Split should enhance the acceptability and marketability of the Common Stock by the financial community and investing public. Theoretically, the number of shares outstanding should not, by itself, affect the marketability of the Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community. In practice, this is not necessarily the case, as certain institutional investors and other members of the investing public view low-priced stock as less attractive. Certain investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities; however, this type of volatility may also diminish the attractiveness of the stock to long-term investors and reduce liquidity.

An increase in market price per share may also increase the likelihood that certain brokerage houses will analyze and recommend the stock. Many brokerage houses are reluctant to recommend lower-priced stock to their clients or to hold it in their own portfolios; they also do not publish research and analysis for such stocks. Further, a variety of brokerage house policies and practices discourage individual brokers within those firms from dealing in low-priced stock because of the time-consuming procedures that make the handling of low-priced stock unattractive to brokerage houses from an economic standpoint.

In addition, since the broker's commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commission, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the Common Stock at its current per share market price.

An increase in market price per share may also result in greater flexibility in market listing opportunities. For example, the NASDAQ National Market requires a market price per share of $5.00, among other requirements, for listing. The proposed Reverse Split will increase the likelihood that the Common Stock will reach a $5.00 per share market price and qualify for NASDAQ National Market listing at such time as the other requirements are met. More importantly, however, the Reverse Split will help prevent the Common Stock from being delisted from the NASDAQ SmallCap Market as a result of a decline in market price per share. The bid price of the Company's shares of Common Stock has periodically fallen below $1.00. The

Company recently received a letter from NASDAQ informing it that a delisting of its shares of Common Stock from the NASDAQ system will occur if the Company's shares of Common Stock do not maintain a closing bid price of $1.00 for ten consecutive trading days by December 30, 1998.

The Company believes that if the Reverse Split is approved and effectuated, then the Company's shares of Common Stock will have a minimum bid price in excess of $1.00 per share and, therefore, continue to be listed and traded on the NASDAQ SmallCap Market. If the Reverse Split is not approved, however, then it is possible that the Company's shares of Common Stock will cease to be listed and traded on the NASDAQ system. In such event, the shares of Common Stock will likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc., the spread between the bid and ask price of shares of Common Stock is likely to be greater than at present, stockholders may experience a greater degree of difficulty in engaging in trades of shares of Common Stock, and the liquidity of the stock will likely be diminished.

There can be no assurance that any or all of these effects will occur upon effectuation of the Reverse Split, including, without limitation, that the market price per share of Common Stock after the Reverse Split will be $5.00 or more, or that such price will remain in excess of the current market price. Further, there can be no assurance that the market for the Common Stock will be improved.

In sum, the reduction in the number of issued and outstanding shares of Common Stock caused by the proposed Reverse Split should prevent delisting from the NASDAQ system because of a low per share price, and may result in a broader market for the Common Stock than that which currently exists. This will enhance the Company's flexibility in its future financing and capitalization needs. The proposed Reverse Split should have no adverse impact on the Company's aggregate market value.

If adopted, the Reverse Split may result in some stockholders owning "odd lots" of less than 100 shares of the Common Stock received as a result of the Reverse Split. Brokerage commissions and other costs of transactions in odd-lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the material anticipated Federal income tax consequences of the Reverse Split to holders of the Common Stock. This summary is based on the Federal income tax laws now in effect and as currently interpreted; it does not take into account possible changes in such laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible Federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, and without limiting the foregoing, this summary does not consider the Federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the Federal income tax laws (for example, life insurance companies, regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reverse Split under any state, local or foreign tax laws.

No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the Federal income tax consequences to the stockholders of the Company as a result of the Reverse Split. ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS OR HER TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

The Company believes that the Reverse Split would be a tax-free recapitalization to the Company and its stockholders. If the Reverse Split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, a stockholder of the Company who exchanges his or her shares of the Common Stock solely for shares of the Common Stock received from the Company as a result of the Reverse Split (the "New Common Stock") would recognize no gain or loss for Federal income tax purposes except for any cash received by a stockholder in lieu of a fractional share. A stockholder's aggregate tax basis in his or her shares of the New Common Stock received from the Company as a result of the Reverse Split should be the same as his or her aggregate tax basis in the shares of the Common Stock exchanged therefor. The holding period of shares of the New Common Stock received from the Company as a result of the Reverse Split should include the period during which shares of the Common Stock surrendered in exchange therefor were held, provided all such shares were held as a capital asset on the date of the exchange.

A stockholder who receives cash in lieu of fractional shares will be treated as if the Company has issued fractional shares to him and then immediately redeemed such shares for cash. Such stockholder should generally recognize gain or loss, as the case may be, measured by the difference between the amount of cash received and the basis of such stockholder's Common Stock allocable to the fractional shares, had they actually been issued. Such gain or loss will generally be a capital gain or loss if such stockholder's Common Stock was held as a capital asset, and any such capital gain or loss will generally be a long-term capital gain or loss to the extent such stockholder's holding period for this Common Stock exceeds twelve months.

The par value of the Common Stock will remain at $.01 per share following the Reverse Split, and the number of shares of the Common Stock outstanding will be reduced. As a consequence, the aggregate par value of the outstanding Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding Common Stock for statutory and accounting purposes will be correspondingly increased.

If the Reverse Split is effected, the per share information and the average number of shares outstanding as presented in previously issued consolidated financial statements and other publically available information of the Company would be restated following the Effective Date to reflect the Reverse Split.

EFFECTIVE DATE

If the Reverse Split is adopted, the Merger Agreement substantially in the form of Appendix A will be filed with the Secretary of the State of Delaware as soon after the Annual Meeting of Shareholders as is practicable and the effective date thereof is expected to be November 18, 1998 (the "Effective Date"). Thereupon, without any further action on the part of the Company or its stockholders, each share of the issued and outstanding Common Stock will be converted into one-seventh of a share of the New Common Stock. The Board of Directors of the Company may abandon the proposed Reverse Split without further action by the Company's stockholders, at any time prior to the filing of such proposed amendment and notwithstanding the approval of such by the Company's stockholders.

NO FRACTIONAL SHARES

No fractional shares of the New Common Stock will be issued to any stockholder as a result of the Reverse Split. Instead, a stockholder who would otherwise be entitled to receive a fractional share will receive, in lieu thereof, cash in an amount equal to the product of the number of shares of Common Stock which have not been reclassified into a whole share of the New Common Stock multiplied by the average closing price of the Common Stock on the five most recent business days preceding the Effective Date that the Common Stock was traded. The Company believes that the cost of purchasing such fractional shares will not be material.

EXCHANGE OF STOCK CERTIFICATES

As soon as practicable after the Effective Date, the Company will send a letter of transmittal to each stockholder of record on the Effective Date for use in transmitting certificates representing shares of the Common Stock to the Company's transfer agent (the "Exchange Agent"). The letter of transmittal will contain instructions for the surrender of certificates representing shares of the Common Stock to the Exchange Agent in exchange for certificates representing the number of whole shares of the New Common Stock. No new certificates will be issued to a stockholder until such stockholder has surrendered all old certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all certificates representing shares of the Common Stock, stockholders will receive a new certificate or certificates representing the number of whole shares of the New Common Stock into which their shares of the Common Stock have been reclassified as a result of the Reverse Split. Until surrendered, outstanding certificates representing shares of the Common Stock held by stockholders will be deemed for all purposes to represent the number of whole shares of the New Common stock to which such stockholders are entitled as a result of the Reverse Split. Stockholders should not send their certificates representing shares of the Common Stock to the Exchange Agent until they have received the letter of transmittal. Shares not presented for surrender as soon as is practicable after the letter of transmittal is sent shall be exchanged at the first time they are presented for transfer.

Provided certificates representing shares of the New Common Stock are issued in the same name as the certificates representing shares of the Common Stock surrendered for exchange, no service charges or transfer taxes will be payable by stockholders in connection with the exchange of certificates, all expenses of which shall be borne by the Company.

OTHER

No stockholder's interest will be completely eliminated by virtue of the Reverse Split, except to those stockholders, if any, owning fewer than seven shares of the Common Stock. No officer, director, associate or affiliate of the Company will derive any material benefit from the Reverse Split other than the benefits which would be enjoyed by any other person holding the same number of shares.

NO APPRAISAL RIGHTS

There are no appraisal rights in connection with the Proposal No. 4 provided to dissenting stockholders under the Articles of Incorporation of the Company or the laws of the State of California.

REQUIRED VOTE

Approval of the Reverse Split will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF A ONE-FOR-SEVEN REVERSE SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE ONE-FOR-SEVEN REVERSE SPLIT OF THE ISSUED AND OUTSTANDING COMMON STOCK.


                                 PROPOSAL NO. 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed the firm of Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 1999, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Arthur Andersen LLP has also audited the Company's financial statements for the fiscal year ending March 31, 1998. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

On April 16, 1998, the Company, with the Audit Committee's participation and approval, dismissed BDO Seidman, LLP as its independent accountants. The reports of BDO Seidman, LLP on the financial statements for the past two fiscal years contain no adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a report modification covering the financial statements as of and for the year ended March 31, 1997, regarding the uncertainty as to the ability of the Company to continue as a going concern. In connection with the audits for the two most recent fiscal years and through April 16, 1998, there have been no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two recent fiscal years ended March 31, 1996 and 1997 and through April 16, 1998, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except that BDO Seidman, LLP advised the Company about material weaknesses with respect to the Company's internal controls and segregation of duties for the year ended March 31, 1996.

The Registrant requested that BDO Seidman, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 28, 1998, is filed as Exhibit 16 to the Company's Form 8-K filed April 29, 1998.

The Registrant engaged Arthur Andersen LLP as its new independent accountants as of April 16, 1998.

REQUIRED VOTE

The ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 1999.


       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Company has outstanding voting securities consisting of only common stock, of which 27,054,902 shares were outstanding as of the close of business on September 30, 1998. The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of the close of business day on September 30, 1998 as to (a) each director, (b) each executive officer identified in the Summary Compensation Table below, (c) all executive officers and directors of the Company as a group, and (d) each person known to the Company to beneficially own five percent or more of the outstanding shares of Company's common stock.


                                                                                              As of September 30, 1998
                                                                                              ------------------------
                                                                                        Number of                  Percent of
Title of Class                                      Beneficial Owner(1)                 Shares(2)                   Class(2)
--------------                                      -------------------                 ---------                   --------
CURRENT DIRECTORS AND/OR EXECUTIVE OFFICERS:
common                                              Jack R. Crosby                        870,000(3)(4)                  3.13
common                                              Frank J. Moreno                        45,000(5)                   *
common                                              Jack S. Gray, Jr.                     110,000(6)(7)                *
common                                              Thomas Rebar                               -0-                    -0-
common                                              Wayne B. Weisman                           -0-                    -0-
common                                              Winston J. Churchill               23,484,790(8)                  74.55
common                                              Norman Dowling                            -0-(9)                  -0-
common                                              Neil R. Austrian, Jr.                 106,300(10)                  *
                                                    ALL CURRENT DIRECTORS              24,616,090(8)                  80.48
                                                    AND EXECUTIVE
                                                    OFFICERS AS A GROUP (9
                                                    PERSONS)

FORMER DIRECTORS AND/OR EXECUTIVE OFFICERS:
common                                              John Ellison, Jr.                     794,810(11)                  2.94
common                                              Alan Grossberg                        714,600(12)                  2.64
common                                              Jerry Willits                          86,765(13)                  *
common                                              Jon Meloan                                -0-(14)                 -0-
common                                              Russell Seheult                       573,020(15)                  2.12

FIVE PERCENT SHAREHOLDERS:
common                                CinemaStar Acquisition                           21,666,344(16)                 72.99
                                      Partners, L.L.C.
common                                SCP Private Equity Partners,                     23,484,790(17)                 77.97
                                      L.P.


* Items marked with an asterisk comprise less than 1% of the total outstanding common stock of the Company.

(1) The address of each of Messrs. Moreno and Dowling is c/o the Company at 12230 El Camino Real, Suite 320, San Diego, California 92130. The address of each of Messrs. Crosby, Gray and Austrian is c/o Rust Capital, Ltd., 327 Congress Avenue, Suite 200, Austin, Texas 78701. The address of each of Messrs. Churchill, Rebar and Weisman and SCP Private Equity Partners, L.P. and CinemaStar Acquisition Partners, L.L.C. is c/o SCP Private Equity Partners, L.P., 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087.

(2) Shares of Common Stock which a person has the right to acquire within 60 days are deemed outstanding in calculating the percentage ownership of such person, but are not deemed outstanding as to any other person. Percentages are calculated based on 27,054,902 shares of Common Stock issued and outstanding as of September 30, 1998.

(3) Consists of the 75,000 Reel Shares. Also includes 700,000 of the Reel Warrants and 95,000 shares of Common Stock held by the Sharp Irrevocable Intervivos Trust (the "Trust"), with respect to which Mr. Crosby's spouse is the sole beneficiary (the Trust holds the Reel Warrants as a transferee thereof). Mr. Crosby disclaims beneficial ownership of the shares and warrants held by the Trust. Mr. Jack Gray is trustee of the Trust.

(4) Excludes 500,000 options, granted under the 1997 Stock Option Plan, to acquire the Company's Common Stock, exercisable after sixty days from September 30, 1998.

(5) Excludes 500,000 options, granted under the 1997 Stock Option Plan, to acquire the Company's Common Stock, which are exercisable after sixty days from September 30, 1998.

(6) Excludes 150,000 options, granted under the 1997 Stock Option Plan, to acquire the Company's Common Stock, which are exercisable after sixty days from September 30, 1998.

(7) Includes 100,000 of the Reel Warrants held by the spouse of Mr. Gray as a transferee thereof. Mr. Gray disclaims beneficial ownership of the warrants held by his spouse.

(8) Includes 17,684,464 shares owned by CAP, the 1,351,256 Adjustment Shares issued to CAP, the 2,630,624 CAP Warrants, 1,000,000 of the Reel Warrants (held by SCP as transferee thereof) and 818,446 of the Watley Warrants (held by SCP as transferee thereof), each with respect to which Mr. Churchill has voting and investment control.

(9) Excludes 100,000 options, granted under the 1997 Stock Option Plan, to acquire the Company's common stock, which are exercisable after sixty days from September 30, 1998.

(10) Includes 100,000 of the Reel Warrants (held by Mr. Austrian as transferee thereof). Excludes 150,000 options, granted under the 1997 Stock Option Plan, to acquire the Company's common stock, which are exercisable after sixty days from September 30, 1998.

(11) Excludes 88,125 options to acquire the Company's common stock granted under the 1994 Stock Option Plan, which expired as of June 25, 1998.

(12) Excludes 88,125 options to acquire the Company's common stock granted under the 1994 Stock Option Plan, which expired as of June 25, 1998, and 320,900 shares of common stock beneficially owned by Mr. Grossberg's former wife with respect to which Mr. Grossberg has no beneficial ownership but exercises voting control pursuant to the terms of a divorce settlement.

(13) Excludes 11,750 options to acquire the Company's common stock granted under the 1994 Stock Option Plan, which expired as of June 25, 1998.

(14) Excludes 18,930 options to acquire the Company's common stock granted under the 1994 Stock Option Plan, which expired as of June 25, 1998.

(15) Excludes 176,250 options to acquire the Company's common stock granted under the 1994 Stock Option Plan, which expired as of June 25, 1998.

(16) Includes the 2,630,624 CAP Warrants.

(17) Includes 17,684,464 shares owned by CAP, the 1,351,256 Adjustment Shares issued to CAP, the 2,630,624 CAP Warrants, 1,000,000 of the Reel Warrants held by SCP as transferee thereof and 818,446 of the Watley Warrants held by SCP as transferee thereof, each with respect to which SCP has voting and investment control.


                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation of the chief executive officer and all other executive officers of the Company whose salary and bonus exceeded an annual rate of $100,000 during the fiscal year ended March 31, 1998 or is expected to exceed $100,000 in fiscal 1999. The table is divided into the current chief executive officers and other current executive officers, on the one hand, and the former chief executive officer and other former executive officers, on the other. The former executive officers served during the fiscal year ended March 31, 1998, but resigned on March 25, 1998, pursuant to the Settlement Agreement with the Company described under "Employment and Consulting Agreements" below.

                           SUMMARY COMPENSATION TABLE


                                                                                                                         Long Term
                                                                                                                        Compensation
                                                                      Annual Compensation                                  Awards
                                        -----------------------------------------------------------------------         ------------
                                                                                                                         Securities
     Name and                                                                                   All Other Annual         Underlying
Principal Position                      Fiscal Year Ended   Salary               Bonus          Compensation(3)         Options/SARs
------------------                      -----------------   ------               -----          ---------------         ------------
CURRENT EXECUTIVE OFFICERS:
Jack R. Crosby.......................          1998         $0(2)                0(1)                                    500,000(1)
Chairman of the Board of Directors and         1997         $0                   0
Chief Executive Officer                        1996         $0                   0
Frank J. Moreno......................          1998         $57,351(4)           0(1)(5)                                 500,000(1)
President and Chief Operating                  1997         $0                   0
Officer                                        1996         $0                   0
Norman Dowling.......................          1998         $36,345(6)           0(1)(5)                                 100,000(1)
Chief Financial Officer and Vice               1997         $0                   0
President                                      1996         $0                   0
Jack S. Gray, Jr.....................          1998         $0(2)                0(1)                                    0(1)(7)
Vice Chairman of the Board of                  1997         $0                   0
Directors                                      1996         $0                   0
Neil R. Austrian, Jr.................          1998         $0(2)                0(1)                                    0(1)(7)
Executive Vice President                       1997         $0                   0
                                               1996         $0                   0
FORMER EXECUTIVE OFFICERS:
John Ellison, Jr.....................          1998         $314,166(8)          $0                                      0
President and Chief Executive Officer          1997         $181,944             $50,000                                 0
                                               1996         $167,620             $50,000                                 0
Alan Grossberg.......................          1998         $702,210(8)          $0                                      0
Acting Chief Financial Officer and             1997         $182,640(9)          $30,000                                 0
Executive Vice President                       1996         $196,273(10)         $15,000                                 0
Jerry Willits........................          1998         $290,571(8)          $0                                      0
Vice President                                 1997         $88,935              $15,000                                 0
                                               1996         $77,500              $7,500                                  0
John Meloan..........................          1998         $182,312(8)          $0                                      0
Vice President                                 1997         $62,400              $10,000                                 2,000
                                               1996         $50,000              $0                                      5,180



        (1) Pursuant to their stock option agreements, each of the current executive officers is entitled to a bonus, payable when the applicable tax payment is due, equal to the difference in the amount of federal income tax the executive officer is required to pay upon exercising his options if, and to the extent, such options had been considered incentive stock options for federal income tax purposes.

        (2) Pursuant to Compensation Committee and Board of Directors consents, each dated April 29, 1998, Jack R. Crosby is to receive an annual salary of $175,000, Jack S. Gray, Jr. is to receive an annual salary of $100,000 and Neil R. Austrian, Jr. is to receive an annual salary of $100,000.

        (3) Perquisites and other personal benefits did not in the aggregate reach the lesser of $50,000 or 10% of the total of annual salary and bonus reported in this table for any named executive officer.

        (4) Includes salary and consulting fees paid in fiscal 1998. Pursuant to the Employment Agreement by and between the Company and Frank J. Moreno, dated April 29, 1998, Mr. Moreno is to receive an annual salary of $250,000.

        (5) Pursuant to the Employment Agreement by and between the Company and Frank J. Moreno, dated April 29, 1998, and the Employment Agreement by and between Norman Dowling and the Company dated June 18, 1998, Mr. Moreno and Mr. Dowling may be awarded bonus compensation at the discretion of the Board of Directors.

        (6) Pursuant to the Employment Agreement by and between the Company and Norman Dowling dated June 18, 1998, Mr. Dowling is to receive an annual salary of $105,000.

        (7) Pursuant to the Compensation Committee and Board of Directors consents, each dated April 29, 1998, Jack S. Gray, Jr. and Neil R. Austrian, Jr. were each granted options to acquire 150,000 shares of the Company's Common Stock as of that date.

        (8) Includes an aggregate of $875,000 cash payments made by the Company pursuant to the Settlement Agreement described below. The Settlement Agreement also provided for a total of $172,696 plus interest in debt forgiveness and personal loan guarantees. See "Employment and Consulting Agreements."

        (9) Includes $40,000 paid to Mr. Grossberg pursuant to the terms of a Film Booking Agreement pursuant to which Mr. Grossberg previously provided film booking services to the Company.

        (10) Includes $52,000 paid to Mr. Grossberg pursuant to the terms of a Film Booking Agreement pursuant to which Mr. Grossberg previously provided film booking services to the Company.

                                  STOCK OPTIONS

The following table sets out the stock options that were granted to the executive officers identified in the Summary Compensation Table during the fiscal year ended March 31, 1998:

                       STOCK OPTION GRANTS IN FISCAL 1998


                                                           % of Total Options
                                   Number of Securities        Granted to
                                    Underlying Options     Employees in Fiscal   Exercise or Base   Expiration
Name                                     Granted                   Year             Price ($/Sh)       Date
----                               --------------------    -------------------   ----------------   -----------
Jack R. Crosby                              500,000               45.45%                $.875        12/15/2007
Frank J. Moreno                             500,000               45.45%                $.875        12/15/2007
Norman Dowling                              100,000                9.1 %                $.875        12/15/2007


      AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND YEAR-END OPTION VALUES

The following table sets forth information concerning stock options which were exercised during, or held at the end of, fiscal 1998 by the executive officers named in the Summary Compensation Table:

                  OPTION EXERCISES AND YEAR-END VALUE TABLE(1)



                                                    NUMBER OF UNEXERCISED OPTIONS AT    VALUE OF UNEXERCISED IN-THE-MONEY
                              SHARES                      FISCAL YEAR END                     OPTIONS AT FISCAL YEAR(2)
                             ACQUIRED      VALUE    ---------------------------------   ---------------------------------
NAME                        ON EXERCISE  REALIZED   EXERCISABLE         UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----                        -----------  --------   -----------         -------------     -----------     -------------
CURRENT EXECUTIVE OFFICERS:
Jack R. Crosby                   0          $0             0             500,000                $0         $62,500
Frank Moreno                     0          $0             0             500,000                $0         $62,500
Norman Dowling                   0          $0             0             100,000                $0         $12,500
FORMER EXECUTIVE OFFICERS:
John Ellison, Jr.                0          $0        88,125(3)                0                $0              $0
Alan Grossberg                   0          $0        88,125(3)                0                $0              $0
Jerry Willits                    0          $0        11,750(3)                0                $0              $0
Jon Meloan                       0          $0        18,930(3)                0                $0              $0


        (1) There were no option exercises during fiscal 1998. All options granted to current executive officers vest over a three-year period beginning December 16, 1997.

        (2) Valued based on an assumed price of $1.00 per share of common stock.

        (3) These options expired as of June 25, 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

John Ellison, Jr., Alan Grossberg and Russell Seheult (and Jerry Willits with respect to the lease of the Chula Vista 10, and Eileen Seheult the former wife of Russell Seheult, with respect to certain lease and bank obligations incurred or guaranteed by Mr. and Ms. Seheult on behalf of the Company) have personally guaranteed, on a joint and several basis, all significant obligations of the Company pursuant to its theater leases and certain loans. Certain of these obligations of the Company are secured by real or personal property pledged by such individuals. The Company, pursuant to the Settlement Agreement described below, has agreed to use its reasonable best efforts to obtain the releases of Mr. Ellison, Mr. Willits and Mr. Grossberg from their obligations under any personal guarantees made for the benefit of the Company or its entities. To date, no such releases have been obtained. See " Employment and Consulting Agreements." As of the fiscal year ended March 31, 1998, such guaranteed obligations involved aggregate future payments by the Company of $131,000,000.

In April 1996, the Company formed its 75%-owned subsidiary, CinemaStar Luxury Theaters, S.A. de C. V. ("CinemaStar Mexico"). The remaining 25% ownership interest in CinemaStar Mexico is held by Atlantico y Asociados S.A. de C.V., a Mexican corporation. CinemaStar Mexico leases and operates the Plaza Americana 10 facility in Tijuana. CinemaStar Mexico leases equipment and obtains technical services and support from the Company, in each case for payment that the Company believes is fair value. In addition, the Company has agreed to pledge certain theater equipment, owned by the Company and leased by CinemaStar Mexico, to secure the lease obligations of CinemaStar Mexico to the landlord of Plaza Americana 10.

The Company incurred in fiscal 1998 an expense of $1,056,224 in connection with the settlement of certain management contracts previously entered into with four former officers and directors of the Company and the settlement of certain other matters amongst the parties. The Company effected the settlement by making aggregate cash payments of $875,000, forgiving outstanding loans and remaining as guarantor on a personal loan. The settlement agreement also contains mutual general releases of the parties with respect to all prior known and unknown claims. See the Settlement Agreement, below, under "Employment and Consulting Agreements."

In April 1996, John Ellison, Jr. and Russell Seheult jointly obtained a personal line of credit with Union Bank of California. From April 1996 until June 1997, Mr. Seheult and Mr. Ellison borrowed funds under the line of credit and advanced certain of the funds to the Company. Pursuant to an arrangement between the Company and Union Bank, payments on the loan were made directly to Union Bank by the Company. In early June 1997, such line of credit was not renewed by Mr. Ellison and Mr. Seheult and, as a result, Union Bank debited the Company's account at Union Bank for approximately $99,000, the outstanding principal balance of the line of credit as of the date of termination. On June 19, 1997, Messrs. Ellison and Seheult entered into a Business Note with Union Bank in the aggregate principal amount of $99,043 the proceeds of which were credited to the Company. Such note bears interest at a rate of 10.25% per annum and calls for 60 equal payments of interest and principal of approximately $2,100 per month. Pursuant to the Settlement Agreement described below, the Company agreed to assume Mr. Ellison's obligations under such note. See "Employment and Consulting Agreements." As of March 31, 1998, the outstanding balance of principal and interest on such note was approximately $87,000. This loan was paid in full with interest by the Company subsequent to March 31, 1998.

Pursuant to the terms of a loan agreement, dated April 1, 1996, between the Company and John Ellison, Jr., the Company agreed to loan the sum of $1,000 per week to Mr. Ellison commencing on Friday, April 5, 1996. As of January 2, 1998, the outstanding balance of principal on such loan was $92,000, plus interest. Pursuant to the Settlement Agreement described below, the Company agreed to release Mr. Ellison's obligations with respect to these loans. See "Employment and Consulting Agreements."

The Company made loans in the principal amount of $19,500 to Jon Meloan from July 1996 through February 1997. As of March 31, 1997, Mr. Meloan executed a promissory note, dated March 31, 1997, in the principal amount of $21,095 which represents the total principal amount of such loans with accrued interest at a rate of 8% per annum through the date of such note. Such note was due and payable in full on August 15, 1998. As of March 26, 1998, the outstanding balance of principal and interest on such note was $21,095, from which the Company agreed to release Mr. Meloan pursuant to the Settlement Agreement described below. In addition, the Company also has agreed, pursuant to the Settlement Agreement, to assume the obligations of Mr. Meloan with respect to a loan in the aggregate principal amount of $22,600 made by a bank to Mr. Meloan. See "Employment and Consulting Agreements." This loan was paid in full with interest by the Company subsequent to March 31, 1998.

                      EMPLOYMENT AND CONSULTING AGREEMENTS

Effective April 29, 1998, the Company entered into a three-year employment agreement with Frank J. Moreno, pursuant to which Mr. Moreno's annual base salary of $250,000 is subject to increase at the discretion of the Board of Directors. In addition, Mr. Moreno may receive an annual bonus at the discretion of the Board of Directors. Mr. Moreno also receives an automobile allowance of $650 per month. The employment agreement also gives Mr. Moreno the right to participate in any and all group medical and other benefit plans generally available to employees of the Company. Under the employment agreement, Mr. Moreno shall be compensated for his out-of-pocket relocation costs and up to $20,000 in connection with the sale of his home. The employment agreement also acknowledges that the Company granted Mr. Moreno options to acquire 500,000 shares of the Company's common stock on December 16, 1997. In the event Mr. Moreno is terminated by the Company without cause, he is entitled to his base salary for the remainder of the three-year period.

Effective June 18, 1998, the Company entered into a one-year employment agreement with Norman Dowling providing for an annual base salary of $105,000 and an annual bonus at the discretion of the Board of Directors. Mr. Dowling also receives an automobile allowance of $450 per month. The employment agreement also gives Mr. Dowling the right to participate in any and all group medical and other benefit plans generally available to employees of the Company. The employment agreement also acknowledges that the Company granted Mr. Dowling options to acquire 100,000 shares of the Company's common stock on December 16, 1997. In the event Mr. Dowling is terminated by the Company without cause, as defined in the employment agreement, he is entitled to his base salary for the remainder of the one-year period.

Alan Grossberg, John Ellison, Jr., Jon Meloan and Jerry Willits resigned from their management and/or Board of Directors positions of the Company and the Company's entities on March 25, 1998. Effective March 26, 1998, the Company entered into a settlement agreement with John Ellison, Jr., Alan Grossberg, Jerry Willits and Jon Meloan (the "Settlement Agreement"). Pursuant to this Settlement Agreement, the employment agreements between the Company and each of Messrs. Ellison, Grossberg, Willits and Meloan (the "Former Management"), which agreements provided for extensive severance and other payments upon the termination thereof, were terminated and the Company agreed to pay to the Former Management a settlement payment in the gross amount of $875,000 cash. The Company also agreed to forgive indebtedness and to assume responsibility for the repayment of sums owed personally, in amounts aggregating $172,679 plus interest. The Settlement Agreement also (i) obligates the Company to use its best reasonable efforts to release the Former Management from their obligations under any personal guarantees made for the benefit of the Company or its entities and (ii) has the parties release each other with respect to all known or unknown prior claims.

                        COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file various reports with the Securities Exchange Commission and the National Association of Securities Dealers concerning their holdings of, and transactions in, securities of the Company. Copies of these filings must be furnished to the Company.

Based on a review of the copies of such forms furnished to the Company, the Company notes that each of Frank J. Moreno, Jack S. Gray, Jr., Neil R. Austrian, Jr., CinemaStar Acquisition Partners, L.L.C., SCP Private Equity Partners, L.P. and Reel Partners, L.L.C. did not timely file, and James J. Villanueva and Winston J. Churchill did not timely amend, a Form 3 Initial Statement of Beneficial Ownership of Securities in connection with becoming directors and/or officers of the Company or becoming 10% shareholders in the Company. Similarly, Jack R. Crosby, Norman Dowling, Neil R. Austrian, Jr., Jack S. Gray, Jr., Winston J. Churchill, CinemaStar Acquisition Partners, L.L.C. and SCP Private Equity Partners, L.P. did not timely file a Form 4 Statement of Changes in Beneficial Ownership in connection with stock, stock options and/or warrants issued to them by the Company during the Company's fiscal year ended March 31, 1998. Finally, Reel Partners, L.L.C. did not timely file a Form 5 Annual Statement of Changes in Beneficial Ownership in connection with the cancellation and/or distribution of the Company's equity securities during the Company's fiscal year ended March 31, 1998. The Company has been informed that each of Messrs. Moreno, Gray, Austrian, Crosby, Dowling, Villanueva and Churchill, and the entities of CinemaStar Acquisition Partners, L.L.C., Reel Partners, L.L.C. and SCP Private Equity Partners, L.P. filed the requisite notices within fifteen
(15) days of the filing of the Company's Form 10-KSB for the fiscal year ended March 31, 1998.

In connection with the authorization of the issuance of the Adjustment Shares of the Company to CinemaStar Acquisition Partners, L.L.C., Mr. Churchill, CinemaStar Acquisition Partners, L.L.C. and Reel Partners, L.L.C. did not timely file their Form 4's.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                 THOMAS G. REBAR
                                    SECRETARY

Dated: October 23, 1998

                                                                     APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                      OF CINEMASTAR LUXURY THEATERS, INC.,
                             A DELAWARE CORPORATION
                                       AND
                        CINEMASTAR LUXURY THEATERS, INC.,
                            A CALIFORNIA CORPORATION

        THIS AGREEMENT AND PLAN OF MERGER dated as of November ___, 1998, (the "Agreement") is between CinemaStar Luxury Theaters, Inc., a Delaware corporation ("CinemaStar-Delaware"), and CinemaStar Luxury Theaters, Inc., a California corporation ("CinemaStar-California"). CinemaStar-Delaware and CinemaStar-California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

A. CinemaStar-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 60,000,000 shares, all of which are designated "Common Stock," $.01 par value. As of November ___, 1998, 100 shares of Common Stock were issued and outstanding, all of which were held by CinemaStar-California.

B. CinemaStar-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 60,000,000 shares, all of which are designated "Common Stock," no par value. As of November ___, 1998, 27,054,902 shares of Common Stock were issued and outstanding.

C. The Board of Directors of CinemaStar-California has determined that, for the purpose of effecting the reincorporation of CinemaStar-California in the State of Delaware, it is advisable and in the best interests of CinemaStar-California that CinemaStar-California merge with and into CinemaStar-Delaware upon the terms and conditions herein provided.

D. The Board of Directors of CinemaStar-California has determined that, for the purpose of effecting a one-for-seven reverse split of the Common Stock of CinemaStar-California, it is advisable and in the best interests of CinemaStar-California that the manner of conversion of stock for the merger of CinemaStar-California with and into CinemaStar-Delaware provide for said reverse split.

E. The respective Boards of Directors of CinemaStar-Delaware and
CinemaStar-California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, CinemaStar-Delaware and CinemaStar-California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, CinemaStar-California shall be merged with and into CinemaStar-Delaware (the "Merger"), the separate existence of CinemaStar-California shall cease and CinemaStar-Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation", and the name of the Surviving Corporation shall be CinemaStar Luxury Theaters, Inc.

1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

        (c) An executed Agreement and Plan of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

        The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of CinemaStar-California shall cease and CinemaStar-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and CinemaStar-California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of CinemaStar-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of CinemaStar-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of CinemaStar-California in the same manner as if CinemaStar-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                  II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of CinemaStar-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 BYLAWS. The Bylaws of CinemaStar-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 DIRECTORS AND OFFICERS. The directors and officers of CinemaStar-California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

3.1 CINEMASTAR-CALIFORNIA COMMON SHARES. Upon the Effective Date of the Merger, each share of CinemaStar-California Common Stock, no par value, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one-seventh of one fully paid and nonassessable share of Common Stock, $.01 par value, of the Surviving Corporation. No fractional share interests of Surviving Corporation Common Stock shall be issued. In lieu thereof, any fractional share interests to which a holder would otherwise be entitled shall be aggregated.

3.2     CINEMASTAR-CALIFORNIA OPTIONS AND WARRANTS.

        (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of CinemaStar-California under, and continue, the 1997 Stock Option Plan and all other employee benefit plans of CinemaStar-California. Each outstanding and unexercised option, warrant or other right to purchase, CinemaStar-California Common Stock ("Right") shall become, subject to the provisions in paragraph (c) hereof, an option, warrant or other right to purchase the Surviving Corporation's Common Stock, on the basis of one-seventh of one share of the Surviving Corporation's Common Stock, as the case may be, for each one share of CinemaStar-California Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such CinemaStar-California Right at the Effective Date of the Merger. This paragraph 3.2(a) shall not apply to CinemaStar-California Common Stock. Such Common Stock is subject to paragraph 3.1 hereof.

        (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of the Rights equal to one-seventh of the number of shares of CinemaStar-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

        (c) The assumed Rights, except the CinemaStar-California 1997 Stock Option Plan, shall not entitle any holder thereof to a fractional share upon exercise or conversion (unless the holder was entitled to a fractional interest immediately prior to the Merger). In lieu thereof, any fractional share interests to which a holder of an assumed Right would otherwise be entitled upon exercise or conversion shall be aggregated (but only with other similar

               Rights which have the same per share terms). To the extent that after such aggregation, the holder would still be entitled to a fractional share with respect thereto upon exercise or conversion, the holder shall be entitled upon the exercise or conversion of all such assumed Rights pursuant to their terms (as modified herein), to one full share of Common Stock in lieu of such fractional share. With respect to each class of such similar Rights, no holder will be entitled to more than one full share in lieu of a fractional share upon exercise or conversion.

               Notwithstanding the foregoing, with respect to options issued under the CinemaStar-California 1997 Stock Option Plan that are assumed in the Merger, the number of shares of Common Stock to which the holder would be otherwise entitled upon exercise of each such assumed option following the Merger shall be rounded down to the nearest whole number and the exercise price shall be rounded up to the nearest whole cent. In addition, no "additional benefits" (within the meaning of Section 424(a)(2) of the Internal Revenue Code of 1986, as amended) shall be accorded to the optionees pursuant to the assumption of their options.

3.3 CINEMASTAR-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.01 par value, of CinemaStar-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by CinemaStar-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of CinemaStar-California Common Stock will be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of CinemaStar-California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of CinemaStar-California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of CinemaStar-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                   IV. GENERAL

4.1 COVENANTS OF CINEMASTAR-DELAWARE. CinemaStar-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of
               Section 2105 of the California General Corporation Law.

        (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by CinemaStar-Delaware of all of the franchise tax liabilities of CinemaStar-California.

        (c) Take such other actions as may be required by the California General Corporation Law.

4.2 FURTHER ASSURANCES. From time to time, as and when required by CinemaStar-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of CinemaStar-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by CinemaStar-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of CinemaStar-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of CinemaStar-Delaware are fully authorized in the name and on behalf of CinemaStar-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either CinemaStar-California or of CinemaStar-Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of CinemaStar-California or by the sole stockholder of CinemaStar-Delaware, or by both.

4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 12230 El Camino Real, Suite 320, San Diego, California 92130, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Boards of Directors and stockholders of CinemaStar-California and CinemaStar-Delaware, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

        CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation

        By: __________________________________
        Its:


ATTEST:

-------------------------------



        CINEMASTAR LUXURY THEATERS, INC., a California corporation

        By: __________________________________
        Its:


ATTEST:

--------------------------------

                                                                     APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                        CINEMASTAR LUXURY THEATERS, INC.



        CinemaStar Luxury Theaters, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify:

        A. That the Board of Directors of the Corporation adopted a resolution setting forth the Certificate of Incorporation set forth below, declaring it advisable and submitting it to the stockholders entitled to vote in respect thereof for their consideration of such Certificate of Incorporation.

        B. That by written consent executed in accordance with Section 228 of the DGCL, the holders of a majority of the outstanding stock has voted in favor of the adoption of the Certificate of Incorporation set forth below.



                                    ARTICLE I

        The name of the corporation is CinemaStar Luxury Theaters, Inc.


                                   ARTICLE II

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Corporation Trust Center, Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

        The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the DGCL.


                                   ARTICLE IV

        A. The Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

                                                       NUMBER OF
                                                         SHARES                       PAR VALUE
                 CLASS                                 AUTHORIZED                     PER SHARE
------------------------------------------      ------------------------      --------------------------
    Common Stock (the"Common Stock")                      60,000,000                     $.01

        B. The designations and the powers or other rights of the Common Stock, in general, and the qualifications, limitations or restrictions thereof are as follows:

               1.     Common Stock.

                      a. Voting Rights: Except as otherwise required by law or
               expressly provided herein, the holders of shares of Common Stock shall be entitled to one vote per share on each matter submitted to a vote of the stockholders of the Corporation.

                      b. Dividends: The holders of Common Stock shall be
               entitled to receive cash dividends as, when and if declared, and at such times and in such amounts as may be determined, by the Board of Directors of the Corporation.

                      c. Liquidation Rights: In the event of any liquidation,
               dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the assets of the Corporation available for distribution to stockholders shall be distributed ratably among the holders of the shares of Common Stock.


                                    ARTICLE V

        The name and mailing address of the incorporator is:

                                    Lisa Hamilton Klein, Esq.
                                    Katten Muchin & Zavis
                                    1999 Avenue of the Stars
                                    Suite 1400
                                    Los Angeles, CA 90067


                                   ARTICLE VI

        The business and affairs of the Corporation shall be managed by or under the direction of a board of directors consisting of not less than four (4) nor more than seven (7) directors. The number of directors shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors in office at the time of adoption of such resolution. Initially, the number of directors shall be six (6) and shall consist of the following persons:
Jack R. Crosby, Frank J. Moreno, Thomas G. Rebar, Winston J. Churchill, Wayne B. Weisman and Jack S. Gray, Jr.

        A director shall hold office until the annual meeting of stockholders in the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to such director's prior death, resignation, retirement or removal from office. Directors may be removed, except as otherwise provided by law, by the holders of at least a majority of the shares entitled to vote at an election of directors. Except as required by law or the provisions of this Certificate of Incorporation, all vacancies on the Board of Directors and newly-created directorships shall be filled by the Board of Directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor.


                                   ARTICLE VII

        The Board of Directors of the Corporation may adopt a resolution proposing to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

                                  ARTICLE VIII

        A.     Indemnification of Officers and Directors: The Corporation shall:

               1. indemnify, to the fullest extent permitted by the DGCL, any director and any officer, employee or agent of the Corporation selected by the Board of Directors for indemnification, such selection to be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or if such person has previously been designated for indemnification by a resolution of the Board of Directors, an officer, employee or agent of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful; and

               2. indemnify any director and any officer, employee or agent of the Corporation selected by the Board of Directors for indemnification, such selection to be evidenced by an indemnification agreement, who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or if such person has previously been designated for indemnification by a resolution of the Board of Directors, an officer, employee or agent of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; and

               3. indemnify any director, officer, employee or agent against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, to the extent that such director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article VIII.A.1. and 2., or in defense of any claim, issue or matter therein; and

               4. make any indemnification under Article VIII.A.1. and 2. (unless ordered by a court) only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such director, officer, employee or agent has met the applicable standard of conduct set forth in Article VIII.A.1. and 2. Such determination shall be made, with respect to a person who is an officer or director at the time of such determination, (1) by the Board of Directors by a majority vote of the directors who are not parties to such action, suit or proceeding, even if less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even if less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders of the Corporation; and

               5. pay expenses incurred by a director or officer in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

               Notwithstanding anything to the contrary in this Article VIII.A,
        (i) the Corporation shall not be obligated to pay expenses incurred by a director or officer with respect to any threatened, pending, or completed claims, suits or actions, whether civil, criminal, administrative, investigative or otherwise ("Proceedings"), initiated or brought voluntarily by such director or officer and not by way of defense (other than Proceedings brought to establish or enforce a right to indemnification under the provisions of this Article VIII, unless a court of competent jurisdiction determines that each of the material assertions made by such director or officer in such Proceedings were not made in good faith or were frivolous) and (ii) the Corporation shall not be obligated to indemnify such director or officer for any amount paid in settlement of a Proceeding covered hereby without the prior written consent of the Corporation to such settlement; and

               6. not deem the indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this
        Article VIII as exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, or vote of stockholders or disinterested directors, or otherwise, both as to action in such director's or officer's official capacity and as to action in another capacity while holding such office; and

               7. have the right, authority and power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article VIII; and

               8. deem the provisions of this Article VIII to be a contract between the Corporation and each director, or appropriately designated officer, employee or agent who serves in such capacity at any time while this Article VIII is in effect and any repeal or modification of this
        Article VIII shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon such state of facts. The provisions of this Article VIII shall not be deemed to be a contract between the Corporation and any directors, officers, employees or agents of any other corporation (the "Second Corporation"), excluding a wholly-owned subsidiary of the Corporation, which shall merge into or consolidate with the Corporation when the Corporation shall be the surviving or resulting Corporation, and any such directors, officers, employees or agents of the Second Corporation shall be indemnified to the extent required under the DGCL only at the discretion of the board of directors of the Corporation; and

               9. continue the indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII, unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee or agent of the Corporation, and the indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall inure to the benefit of the heirs, executors and administrators of such a person.


        B. Elimination of Certain Liability of Directors: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize the further elimination or limitation of liability of directors, then the liability of a director of the Corporation existing at the time of such elimination or limitation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this
Article VIII by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

        A director of the Corporation shall not, in the absence of fraud, be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall a director of the Corporation be liable to account to the Corporation for any profit realized by him from or through any transaction or contract of the Corporation by reason of the fact that such director, or any firm of which such director is a member or any corporation of which such director is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in a manner provided in the DGCL for authorization, approval or ratification of transactions or contracts between the Corporation and one or more of its directors or officers or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest.


                                    ARTICLE X

        A. Stockholder Action Without Meetings. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting, notice thereof and vote of stockholders may be dispensed with if holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders who have not consented in writing.

        B. Special Meetings. Special meetings of stockholders of the Corporation may be called upon not less than ten (10) nor more than sixty (60) days written notice only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors.

        C. Amendment. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least a majority of the shares entitled to vote generally in the election of directors shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, this Article X.


                                   ARTICLE XI

        Meetings of stockholders may be held within or without the State of Delaware as the By-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the By-laws of the Corporation. Election of directors need not be by written ballot unless the By-laws of the Corporation so provide.


                                   ARTICLE XII

        Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of
Section 279 of the DGCL, order a meeting of the creditors or class of creditors and/or the stockholders or class of stock of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) of the value of the creditors or class of creditors and/or the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement or to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement of said reorganization shall, if sanctioned by the Court to which said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

                                  ARTICLE XIII

        The Corporation shall not be governed by Section 203 of the DGCL.


                                   ARTICLE XIV

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the By-laws of the Corporation. The By-laws of the Corporation may be altered, amended, or repealed or new By-laws may be adopted, by the Board of Directors in accordance with the preceding sentence or by the vote of the holders of at least a majority of the voting power of the shares of the Corporation entitled to vote generally in the election of directors at an annual or special meeting of stockholders, provided that if such alteration, amendment, repeal or adoption of new By-laws is effected at a duly called special meeting, notice of such alteration, amendment, repeal or adoption of new By-laws is contained in the notice of such special meeting.

        IN WITNESS WHEREOF, the undersigned Incorporator has executed the foregoing Certificate of Incorporation on November ___, 1998.




                                       ---------------------------------------
                                       Lisa Hamilton Klein, Incorporator

                                                                     APPENDIX C

                                     BY-LAWS

                                       OF

                        CINEMASTAR LUXURY THEATERS, INC.


                                    ARTICLE I

                                     OFFICES

        Section 1.1. Registered Office. The registered office of CinemaStar Luxury Theaters, Inc. (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

        Section 1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

        Section 2.1. Place of Meeting. All meetings of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated by the Board of Directors in its notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2.2. Time of Annual Meeting. Annual meetings of stockholders shall be held on the third Tuesday in November, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 9:00 A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which stockholders shall elect directors to hold office for the term provided in Section 3.2 of these By-laws and conduct such other business as shall be considered.

        Section 2.3. Notice of Annual Meetings. Except as otherwise required by law, written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not fewer than ten (10) nor more than sixty (60) days before the date of the meeting.

        Section 2.4. Director Nominations. Only persons who are nominated in accordance with the following procedures shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article II, Section 2.4. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than sixty (60) days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than thirty (30) days prior to, or delayed by more than sixty (60) days after, such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the later of (a) the sixtieth (60th) day prior to such annual meeting or (b) the tenth (10th) day following the day on which the date of such meeting has been first "publicly disclosed" (in the manner provided in the last sentence of this Article II, Section 2.4) by the Corporation. Any stockholder's notice pursuant to this Article II, Section 2.4 shall set forth
(i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected); and (ii) as to the stockholder giving notice (A) the name and address, as they appear on the Corporation's books, of such stockholder and
(B) the class and number of shares of the

Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The presiding officer shall, if the facts so warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-laws, and if such officer should so determine, such officer shall so declare to the meeting, and the defective nomination shall be disregarded. For purposes of these By-laws, "publicly disclosed" or "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

        Section 2.5. Annual Meeting Agenda Items. At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who complies with the notice procedures set forth in this Article II, Section 2.5, in the time herein provided. For business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such written notice so that it is received by, the Secretary of the Corporation, at the principal executive offices of the Corporation, not less than sixty (60) days prior to the first anniversary of the date of the mailing of the notice of the previous year's annual meeting of stockholders; provided, however, that if no annual meeting of stockholders was held in the previous year or if the date of the annual meeting is advanced by more than thirty (30) days prior to, or delayed by more than sixty (60) days after, such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the close of business on the later of (a) the sixtieth (60th) day prior to such annual meeting or (b) the tenth (10th) day following the day on which the date of the meeting has been first "publicly disclosed" (in the manner provided in Article II, Section 2.4 above) by the Corporation. Any stockholder's notice pursuant to this Article II, Section 2.5 shall set forth as to each matter the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (B) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (C) the class and number of shares of the Corporation which are beneficially owned by the stockholder and (D) any material interest of the stockholder in such business. At an annual meeting, the presiding officer shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article, Section 2.5, and if such officer should so determine, such officer shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted. Whether or not the foregoing procedures are followed, no matter which is not a proper matter for stockholder consideration shall be brought before the meeting.

        Section 2.6. Special Meetings of the Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the Board of Directors. The business transacted at any special meeting of the stockholders shall be limited to the purposes stated in the notice for the meeting transmitted to stockholders.

        Section 2.7. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given by the Secretary of the Corporation not fewer than ten (10) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

        Section 2.8. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which shall be (i) not more than sixty (60) nor less than ten (10) days before the date of a meeting, and (ii) not more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for any adjourned meeting.

        Section 2.9. Voting Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        Section 2.10. Quorum and Adjournments. The holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the Corporation's Certificate of Incorporation. If, however, such quorum shall not be present or represented at any such meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented; provided that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed by the directors for the adjourned meeting, a new notice shall be transmitted to the stockholders of record entitled to vote at the adjourned meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

        Section 2.11. Vote Required. When a quorum is present at any meeting of all stockholders, the affirmative vote of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Corporation's Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question; provided, however, all elections of directors shall be determined by a plurality of the votes cast.

        Section 2.12. Voting Rights. Unless otherwise provided in the Corporation's Certificate of Incorporation, each stockholder having voting power shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period. At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. All voting, including on the election of directors may (except where otherwise required by law) be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

        Section 2.13. Presiding Over Meetings. The Chairman of the Board of Directors shall preside at all meetings of the stockholders. In the absence or inability to act of the Chairman, the Chief Executive Officer, the Vice Chairman, the President or a Vice President (in that order) shall preside, and in their absence or inability to act another person designated by one of them shall preside. The Secretary of the Corporation shall act as Secretary of each meeting of the stockholders. In the event of his or her absence or inability to act, the chairman of the meeting shall appoint a person who need not be a stockholder to act as Secretary of the meeting.

        Section 2.14. Conducting Meetings. Meetings of the stockholders shall be conducted in a fair manner but need not be governed by any prescribed rules of order. The presiding officer of the meeting shall establish an agenda for the meeting. The presiding officer's rulings on procedural matters shall be final. The presiding officer is authorized to impose reasonable time limits on the remarks of individual stockholders and may take such steps as such officer may deem necessary or appropriate to assure that the business of the meeting is conducted in a fair and orderly manner.

        Section 2.15. Stockholder Action Without Meeting. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting, notice thereof and vote of stockholders may be dispensed with if holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to such corporate action being taken. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III

                                    DIRECTORS

        Section 3.1. General Powers. The business and affairs of the Corporation shall be under the direction of and managed by a board comprised of directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not required by statute, by the Corporation's Certificate of Incorporation or by these By-laws to be done by the stockholders. Directors need not be residents of the State of Delaware or stockholders of the Corporation. The number of directors shall be determined in the manner provided in the Corporation's Certificate of Incorporation.

        Section 3.2. Election. Directors shall be elected at each annual meeting of the stockholders to hold office until the next annual meeting or for such other term as specified in the Corporation's Certificate of Incorporation, and each director elected shall hold office during the term for which he or she is elected and until his or her successor is elected and qualified, subject, however, to his or her prior death, resignation, retirement or removal from office.

        Section 3.3. Removal. Directors may be removed, except as otherwise provided by law, by the holders of a majority of the voting power of the shares entitled to vote at an election of directors.

        Section 3.4. Vacancies. Any vacancies occurring in the Board of Directors and newly created directorships shall be filled in the manner provided in the Corporation's Certificate of Incorporation.

        Section 3.5. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected Board of Directors shall be held immediately following the adjournment of the annual meeting of the stockholders at the same place as such annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time and place, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

        Section 3.6 Participation by Conference Telephone. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these By-laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

        Section 3.7. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

        Section 3.8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer or the President on at least one day's notice to each director, either personally, or by courier, telephone, telefax, mail or telegram. Special meetings shall be called by the Chairman of the Board, the Chief Executive Officer or the President in like manner and on like notice at the written request of two or more of the directors comprising the Board of Directors stating the purpose or purposes for which such meeting is requested. Notice of any meeting of the Board of Directors for which a notice is required may be waived in writing signed by the person or persons entitled to such notice, whether before or after the time of such meeting, and such waiver shall be equivalent to the giving of such notice. Attendance of a director at any such meeting shall constitute a waiver of notice thereof, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because such meeting is not lawfully convened. Neither the business to be transacted at nor the purpose of any meeting of the Board of Directors for which a notice is required need be specified in the notice, or waiver of notice, of such meeting. The Chairman of the Board shall preside at all meetings of the Board of Directors. In the absence or inability to act of the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board (if one shall have been chosen by the Board), the President or the Chief Financial Officer (in that order) shall preside, and in their absence or inability to act another director designated by one of them shall preside.

        Section 3.9. Quorum; No Action on Certain Matters. At all meetings of the Board of Directors, a majority of the then duly elected directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Corporation's Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

        Section 3.10. Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board or the President. Such resignation shall take effect at the time specified therein and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

        Section 3.11. Informal Action. Unless otherwise restricted by the Corporation's Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

        Section 3.12. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

        Section 3.13. Compensation of Directors. In the discretion of the Board of Directors, the directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof, may be paid a stated salary or a fixed sum for attendance at each meeting of the Board of Directors or a committee thereof, and may be awarded other compensation for their services as directors. No such payment or award shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                             COMMITTEES OF DIRECTORS

        Section 4.1. Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (b) adopting, amending or repealing any of the By-laws.

        Section 4.2. Audit Committee. An Audit Committee consisting of two members of the Board of Directors shall be established to make recommendations to the Board of Directors regarding the independent auditors of the Company.

        Section 4.3. Compensation Committee. A Compensation Committee consisting of three members of the Board of Directors shall be established to oversee the setting of compensation for employees, officers, advisors and consultants of the Company and grant equity-based compensation awards to employees, officers, advisers and consultants of the Company.

        Section 4.4. Committee Minutes. Each committee shall keep regular minutes of its meetings and shall file such minutes and all written consents executed by its members with the Secretary of the Corporation. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

                                    ARTICLE V

                                     NOTICES

        Section 5.1. Manner of Notice. Whenever, under applicable law or the Corporation's Certificate of Incorporation or these By-laws, notice is required to be given to any director or stockholder, unless otherwise provided in the Corporation's Certificate of Incorporation or these By-laws, such notice may be given in writing, by courier or mail, addressed to such director or stockholder, at such director's or stockholder's address as it appears on the records of the Corporation, with freight or postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall have been deposited with such courier or in the United States mail. Notice may be given orally if such notice is confirmed in writing in a manner provided therein. Notice to directors may also be given by telegram, mailgram, telex or telecopier.

        Section 5.2. Waiver. Whenever any notice is required to be given under applicable law or the provisions of the Corporation's Certificate of Incorporation or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                   ARTICLE VI

                                    OFFICERS

        Section 6.1. Number and Qualifications. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents and a Secretary. The Board of Directors may also choose a Vice Chairman of the Board (or Vice Chairmen), one or more Assistant Secretaries, a Treasurer and Assistant Treasurers and such additional officers as the Board of Directors may deem necessary or appropriate from time to time. Membership on the Board of Directors shall not be a prerequisite to the holding of any other office. Any number of offices may be held by the same person, unless the Corporation's Certificate of Incorporation or these By-laws otherwise provide.

        Section 6.2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice-Presidents and a Secretary, and may choose a Vice Chairman of the Board, one or more Assistant Secretaries and such other officers as the Board of Directors shall deem desirable.

        Section 6.3. Other Officers and Agents. The Board of Directors may choose such other officers and agents as it shall deem necessary, which officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

        Section 6.4. Salaries. The salaries or other compensation of the officers and agents of the Corporation shall be fixed from time to time by the Board of Directors or a committee thereof, and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that such officer is also a director of the Corporation.

        Section 6.5. Term of Office. The officers of the Corporation shall hold office until their successors are chosen and qualify or until their earlier resignation or removal. Any officer elected or appointed by the Board of Directors may be removed at any time, either with or without cause, by the affirmative vote of a majority of the directors then in office at any meeting of the Board of Directors. If a vacancy shall exist in the office of the Corporation, the Board of Directors may elect any person to fill such vacancy, such person to hold office as provided in Section 6.1 of this Article VI.

        Section 6.6. The Chairman of the Board. The Chairman of the Board shall be selected from among the members of the Board of Directors and shall preside at all meetings of the stockholders and of the Board of Directors and shall see that orders and resolutions of the Board of Directors are carried into effect. The Chairman of the Board shall perform such duties as may be assigned to him by the Board of Directors. Unless another party has been designated by the Board of Directors, the Chairman of the Board shall be designated Chief Executive Officer of the Corporation.

        Section 6.7. The Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation and shall, in general, supervise and control all of the business and affairs of the Corporation, unless otherwise provided by the Board of Directors. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and the Board of Directors and shall see that orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer may sign bonds, mortgages, certificates for shares and all other contracts and documents whether or not under the seal of the Corporation except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board of Directors or by these By-laws to some other officer or agent of the Corporation. The Chief Executive Officer shall have general powers of supervision and shall be the final arbiter of all differences between officers of the Corporation and the Chief Executive Officer's decision as to any matter affecting the Corporation shall be final and binding as between the officers of the Corporation subject only to its Board of Directors.

        Section 6.8. The Vice Chairman of the Board. In the absence of the Chief Executive Officer or in the event of his inability or refusal to act, the Vice Chairman shall perform the duties of the Chief Executive Officer, and when so acting shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. At all other times, the Vice Chairman shall perform such duties and have such powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

        Section 6.9. The President. Unless another party has been designated as Chief Operating Officer, the President shall be the Chief Operating Officer of the Corporation responsible for the day-to-day active management of the business of the Corporation, under the general supervision of the Chief Executive Officer. In the absence of the Chief Executive Officer and the Vice Chairman of the Board or in the event of their inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers and be subject to all the restrictions upon the Chief Executive Officer. The President shall have concurrent power with the Chief Executive Officer to sign bonds, mortgages, certificates for shares and other contracts and documents, whether or not under the seal of the Corporation except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board of Directors, or by these By-laws to some other officer or agent of the Corporation. In general, the President shall perform all duties incident to the office of the President and such other duties as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

        Section 6.10. The Chief Financial Officer. The Chief Financial Officer shall be the principal financial and accounting officer of the Corporation. The Chief Financial Officer shall: (a) have charge of and be responsible for the maintenance of adequate books of account for the Corporation; (b) have charge and custody of all funds and securities of the Corporation, and be responsible therefor and for the receipt and disbursement thereof; and (c) perform all the duties incident to the office of the Chief Financial Officer and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President or by the Board of Directors. If required by the Board of Directors, the Chief Financial Officer shall give a bond for the faithful discharge of the Chief Financial Officer's duties in such sum and with such surety or sureties as the Board of Directors may determine.

        Section 6.11. The Vice-Presidents. In the absence of the President or in the event of the President's inability or refusal to act, the Vice-Presidents (in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Chief Executive Officer, the President or the Board of Directors may from time to time prescribe.

        Section 6.12. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, or cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chief Executive Officer or the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary's signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by such officer's signature.


                                   ARTICLE VII

                CERTIFICATES OF STOCK, TRANSFERS AND RECORD DATES

        Section 7.1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by (a) the Chairman of the Board, the Vice Chairman of the Board, the President or the Chief Executive Officer, and (b) the Chief Financial Officer, Treasurer, Secretary, an Assistant Secretary or an Assistant Treasurer of the Corporation; certifying the number of shares owned by such holder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Subject to the foregoing, certificates of stock of the Corporation shall be in such form as the Board of Directors may from time to time prescribe.

        Section 7.2. Facsimile Signatures. Where a certificate is countersigned
(1) by a transfer agent other than the Corporation or its employee, or (2) by a registrar other than the Corporation or its employee, any other signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

        Section 7.3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as the Corporation shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation or its transfer agent or registrar with respect to the certificate alleged to have been lost, stolen or destroyed.

        Section 7.4. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

        Section 7.5. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not the Corporation shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.


                                  ARTICLE VIII

                              CONFLICT OF INTERESTS

        Section 8.1. Contract or Relationship Not Void. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such director's or officer's vote is counted for such purpose, if:

        (i) The material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (ii) The material facts as to such director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

        (iii) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

        Section 8.2. Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


                                   ARTICLE IX

                               GENERAL PROVISIONS

        Section 9.1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock or rights to acquire same, subject to the provisions of the Corporation's Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

        Section 9.2. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

        Section 9.3. Fiscal Year. The fiscal year of the Corporation shall end each year at the end of the month of March, unless changed by resolution of the Board of Directors.

        Section 9.4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

        Section 9.5. Stock in Other Corporations. Shares of any other corporation which may from time to time be held by this Corporation may be represented and voted at any meeting of stockholders of such corporation by the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board, the President, the Chief Financial Officer or a Vice President of the Corporation, or by any proxy appointed in writing by the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board, the President, the Chief Financial Officer or a Vice President of the Corporation, or by any other person or persons thereunto authorized by the Board of Directors. Shares represented by certificates standing in the name of the Corporation may be endorsed for sale or transfer in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the Vice Chairman of the Board, the President, the Chief Financial Officer or any Vice President of the Corporation or by any other officer of officers thereunto authorized by the Board of Directors. Shares belonging to the Corporation need not stand in the name of the Corporation, but may be held for the benefit of the Corporation in the individual name of the Chief Financial Officer or of any other nominee designated for the purpose of the Board of Directors.


                                    ARTICLE X

                                   AMENDMENTS

        These By-laws may be altered, amended, or repealed or new by-laws may be adopted only in the manner provided in the Corporation's Certificate of Incorporation.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  OF CINEMASTAR LUXURY THEATERS, INC. FOR THE
          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 17, 1998

The undersigned shareholder of CinemaStar Luxury Theaters, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated October 23, 1998, and hereby appoints Jack R. Crosby and Jack S. Gray, Jr., or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of CinemaStar Luxury Theaters, Inc. to be held on Tuesday, November 17, 1998 at 9:00 A.M., local time, at the Four Seasons Hotel, located at 98 San Jacinto Boulevard, Austin, Texas and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

[X] Please mark your votes as indicated in this example

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below    [ ] WITHHOLD authority to vote for all
       (except as indicated).               nominees listed below.


   If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

      Jack R. Crosby, Frank J. Moreno, Jack S. Gray, Jr., Thomas G. Rebar,
                     Wayne B. Weisman, Winston J. Churchill

2. PROPOSAL TO APPROVE THE COMPANY'S 1997 STOCK OPTION PLAN:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3. PROPOSAL TO APPROVE A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY OWNED DELAWARE SUBSIDIARY OF THE COMPANY:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. PROPOSAL TO APPROVE A ONE-FOR-SEVEN REVERSE STOCK SPLIT:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

               PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

5. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1999:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN; (3) FOR THE CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE; (4) FOR APPROVAL OF THE 1997 STOCK OPTION PLAN; (5) FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

                                             Date:______________________________

                                             ___________________________________
                                                           Signature

                                             ___________________________________
                                                          Signature

                                             (This Proxy should be marked,
                                             dated, signed by the shareholder(s)
                                             exactly as his or her name appears
                                             hereon, and returned promptly in
                                             the enclosed envelope. Persons
                                             signing in a fiduciary capacity
                                             should so indicate. If shares are
                                             held by joint tenants or as
                                             community property, both should
                                             sign.)